STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION	STOCK-BASED COMPENSATION
We have a long-term equity-based incentive plan (the “Plan”) to benefit and advance the interests of our company by attracting, retaining and motivating participants and to compensate participants for their contributions to the financial success of our company. The Plan provides for awards of stock options, stock appreciation rights, restricted and unrestricted stock, RSUs, dividend equivalents, performance awards and other equity-related awards. RSUs, restricted stock and PSUs accrue dividends each time we declare a quarterly cash dividend, which are paid upon vesting when the shares are delivered and are forfeited if the award does not vest. Upon exercise of stock options or vesting of RSUs, restricted stock and PSUs, we issue new shares from our existing authorization. At December 31, 2025, there were 94 million shares available for future grant under the Plan. Stock-based compensation awards were also granted under Predecessor equity incentive plans prior to the closing of the Transactions. Upon exercise of outstanding stock options or vesting of RSUs previously granted under the Predecessor’s equity incentive plans, shares may be issued from a previous authorization.
The following table presents a summary of stock-based compensation expense for the periods presented.

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
	2025	2025	2024	2023
Expense included in operating and SG&A (a)	$91	$99	$210	$172
Expense included in restructuring charges (b)	69	14	35	5
Stock-based compensation expense, before income taxes	160	113	245	177
Related tax benefit	(28)	(25)	(37)	(35)
Stock-based compensation expense, net of tax benefit	$132	$88	$208	$142
(a) In connection with the Transactions, certain of Paramount Global’s employees became entitled to payments and benefits that, in accordance with Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, were not deductible for tax purposes by the Company and would result in an excise tax for the employees. To mitigate the potential tax impacts, during the fourth quarter of 2024, the Compensation Committee of Paramount Global’s Board of Directors approved the immediate vesting and settlement in shares of Paramount Global Class B Common Stock of (a) 3,414,007 RSUs that were previously granted to 77 employees and scheduled to vest in future years and (b) 634,075 PSUs, comprising the target awards previously-granted with performance periods ending in calendar years 2026 and 2027 for three executives, for which performance-based vesting conditions would otherwise have been deemed achieved at target performance for purposes of the conversion of the PSUs pursuant to the Transaction Agreement. These modifications resulted in $31 million of incremental stock-based compensation expense during 2024.
(b) Reflects accelerations as a result of restructuring activities, which are included in “Restructuring, transaction-related items, and other corporate matters” on the Consolidated Statements of Operations.
Included in net earnings from discontinued operations was stock-based compensation expense of $2 million for the year ended December 31, 2023.

RSUs, Restricted Stock and PSUs
Compensation expense for RSUs and restricted stock is determined based upon the market price of the shares underlying the awards on the date of grant and expensed over the vesting period, which is annually or quarterly, over a one- to five-year service period. Forfeitures for RSUs are estimated on the date of grant based on historical forfeiture rates and adjusted based on actual forfeitures. On an annual basis, we revise the estimated forfeiture rate, as necessary.

The fair value of performance share unit (“PSU”) awards granted during the years ended December 31, 2024 and 2023 (Predecessor) was $41 million and $43 million, respectively. For PSU awards with a market condition, the number of shares to be issued upon vesting was based on the total shareholder return of Paramount Global’s Class B Common Stock measured against the companies comprising the S&P 500 Index or a defined peer group over a designated measurement period. Certain other PSU awards were based on the achievement of established internal operating goals. The fair value of PSU awards with a market condition is determined using a Monte Carlo simulation model and is expensed over the required employee service period. Compensation expense for these PSUs is not adjusted for the actual number of shares issued based on the outcome of the market condition for completed performance periods. The fair value of PSU awards with internal performance conditions is based on the market price of the shares on the date of grant, and is expensed based on the probable outcome of internal performance metrics and subsequently adjusted to reflect the actual shares issued based on the outcome of the performance metrics for completed performance periods. For all PSU awards, if the required service period is not completed, the award is forfeited, and compensation expense is adjusted.

At the closing of the Transactions, all outstanding Paramount Global RSU awards and PSU awards were converted to Paramount RSU awards. There were no PSUs outstanding at December 31, 2025.

In the fourth quarter of 2025, 3.5 million shares of restricted stock with future vesting conditions were issued to employees of a recently acquired company in a private placement and not from our existing authorization. Compensation expense will be recognized over the applicable vesting period, which ranges from one to five years.

The following table presents the weighted-average grant-date fair value of grants and the total market value of vested RSUs, restricted stock and PSUs for the periods presented.

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
	2025	2025	2024	2023
Weighted average grant date fair value of RSUs, restricted stock and PSUs	$13.89	$10.75	$10.97	$22.83

Market value of RSU and PSU vests	$92	$71	$130	$74
Total unrecognized compensation cost related to non-vested RSUs and restricted stock at December 31, 2025 was $721 million, which is expected to be recognized over a weighted average period of 3.95 years.

The following table summarizes our RSU, restricted stock and PSU share activity:

		Weighted Average
	Shares	Grant Date Fair Value
Non-vested at December 31, 2024 (Predecessor)	20,249,642	$15.90
Granted	19,120,459	$10.75
Vested	(6,201,389)	$15.91
Forfeited	(2,678,560)	$17.46
Non-vested at August 6, 2025 (Predecessor)	30,490,152	$12.53

Non-vested at August 7, 2025 (Successor)	30,490,152	$12.53
Granted	44,464,279	$13.89
Vested	(6,548,696)	$11.60
Forfeited	(533,751)	$11.10
Non-vested December 31, 2025 (Successor)	67,871,984	$13.52
Stock Options
There were no stock option grants during any of the periods presented, and at December 31, 2025, all stock options are vested and there is no remaining unrecognized compensation cost.
The following table summarizes our stock option activity.

		Weighted Average
	Stock Options	Exercise Price
Outstanding and Exercisable at 12/31/2024 (Predecessor)	2,798,446	$54.40
Expired	(745,280)	$62.90
Outstanding and Exercisable at 8/6/25 (Predecessor)	2,053,166	$51.31

Outstanding and Exercisable at 8/7/25 (Successor)	2,053,166	$51.31
Expired	(440,934)	$43.93
Outstanding and Exercisable at 12/31/2025 (Successor)	1,612,232	$53.33
There were no stock option exercises during the Successor and Predecessor periods from August 7 - December 31, 2025, January 1 - August 6, 2025, and the years ended December 31, 2024 and 2023.
At December 31, 2025 (Successor), stock options outstanding and exercisable have a weighted average remaining contractual life of 0.47 years. There was no intrinsic value for options outstanding and exercisable, based on our closing stock price of $13.40 at December 31, 2025.